SECOND AMENDMENT TO


                COMMERCIAL REVOLVING LOAN AND SECURITY AGREEMENT

                                     BETWEEN

                               HUDSON UNITED BANK

                                       AND

                      AEROSPACE PRODUCTS INTERNATIONAL, INC

                          Dated as of April 27 , 2001







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This Second Amendment to Commercial Revolving Loan Agreement ("Agreement") dated as of April_27, 2001 between AEROSPACE PRODUCTS INTERNATIONAL, INC., a Delaware corporation with an office at 3778 Distriplex Drive North, Memphis, Tennessee ("Borrower") and HUDSON UNITED BANK, a state banking corporation with an office located at 87 Post Road East, Westport, Connecticut 06880 (the "Bank").

                                    Recitals

         A. The Borrower and Bank entered into a Commercial Revolving Loan Agreement dated as of March 30, 2000, as amended by First Amendment to the Loan Agreement dated August 30, 2000 (collectively, the "Loan Agreement") which Loan Agreement provide, inter alia for Revolving Loans from the Bank to the Borrower at any time until the Commitment Termination Date, in the principal amount which would not exceed in the aggregate at any one time the Borrowing Base.

         B. The Revolving Loans are evidenced by the Commercial Revolving Promissory Note dated as of March 30, 2000 (the "Note").

         C. The Borrower has requested that the Bank extend the Maturity Date of the Loan Agreement and the Note.

         D. The Bank agrees, subject to the terms and conditions contained in this Agreement, to the Borrower's request.

                                   Agreement

         In consideration of the Recitals, which are incorporated by reference and the mutual covenants contained in this Agreement, the Borrower and the Bank, for good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be bound legally, agree as follows:

            1. Definitions. As used herein, or in any certificate, document or report delivered pursuant to this Agreement, capitalized terms shall have the meaning set forth in the Loan Agreement.

            2. The definition of "Maturity Date(s)" set forth in Schedule 1.1 of the Loan Agreement is hereby amended as follows:

"Maturity Date(s) shall mean July 1, 2001."


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            3. Section 6 of the Note is hereby amended and restated as follows:

               "6. All outstanding principal hereunder, together with all accrued and unpaid interest, late charges, cost and expenses shall be due and payable in full on July 1, 2001 (the "Maturity Date")."

            4. Concurrently with the Borrower's execution and delivery of this Amendment, the Guarantor shall execute and deliver to the Lender the Second Reaffirmation of Guaranty date as of the date herof.

            5. All other terms and conditions of the Loan Agreement and Loan Documents executed in connection with the Loan Agreement unless otherwise modified herein, hereby ratified and confirmed in all respects.

            6. Section headings used herein are for convenience of reference only and are not to affect the construction of, or be taken into consideration in, interpreting this Agreement.

            7. This Agreement, the Note and the other Loan Documents together with all exhibits and schedules attached hereto and thereto embody the entire agreement and understanding between the Borrower and the Bank and supersede all prior agreements and understandings relating to the subject matter hereof unless otherwise specifically reaffirmed or restated herein.

            8. THE BORROWER ACKNOWLEDGES THAT THE LOANS EVIDENCED HEREBY ARE A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE BANK MAY DESIRE TO USE, AND FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS. THE BORROWER ALSO ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

            9. THE BORROWER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT OF ANY OF THE BANK'S RIGHTS. THE BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                                  AEROSPACE PRODUCTS
                                                  INTERNATIONAL, INC.



                                                  By___________________________
                                                    Its Vice President




                                                  HUDSON UNITED BANK



                                                  By___________________________
                                                    Allison M. Knapp
                                                    Its Vice President




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